ORANGE AND ROCKLAND UTILITIES, INC.

                    DEFERRED COMPENSATION PLAN

                    FOR NON-EMPLOYEE DIRECTORS























As Amended and Restated Effective August 15, 1996

                ORANGE AND ROCKLAND UTILITIES, INC.

       DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS


1.   Eligibility

     Each member of the Board of Directors of Orange and Rockland Utilities, Inc. (the "Company") who is not a current or former employee of the Company, or of any of its subsidiaries (an "Eli-gible Director"), is eligible to become a participant (a "Participant") in the Orange and Rockland Utilities, Inc. Deferred Compensation Plan for Non-Employee Directors (the "Plan").

2.   Participation
     (a) Prior to the beginning of any calendar quarter, each Eligible Director may elect to participate in the Plan by direct-ing that all or any percentage of his or her Director's fees (in-cluding annual retainer fees and meeting fees for services as a member of the Board of Directors and any committee thereof, and fees for additional services on behalf of the Board or a committee) which would otherwise have been payable currently for services as a Director (the "Fees") during such upcoming calendar quarter and subsequent calendar quarters shall be credited to a deferred compensation account (the "Participant's Account") subject to the terms of the Plan. Any person who shall become an Eligible Director during any calendar quarter and who was not an Eligible Director immediately prior to the beginning of such calendar quarter may elect, within 30 calendar days after becoming an Eligible Director, to defer payment of all or any part of the Fees for the remainder of such calendar quarter and subsequent calendar quarters.

     (b) An election to participate in the Plan shall be made by written notice executed by the Eligible Director and filed with the Secretary of the Company within the time specified in para-graph 2(a) hereof. An election to participate in the Plan, re-lated to Fees otherwise payable with respect to services as an Eligible Director in a given and subsequent calendar quarters, shall be irrevocable for such quarter and shall become irrevocable as of the close of the calendar quarter preceding each such sub-sequent calendar quarter. An election to participate in the Plan shall continue until a Participant ceases to be an Eligible Director, or until the Participant terminates or modifies such election by written notice executed by the Participant and filed with the Secretary of the Company. Any such termination or modi-fication of an election to participate in the Plan shall become effective as of the close of the calendar quarter in which such notice is given and only with respect to Fees payable with respect to services in subsequent calendar quarters. Amounts credited to a Participant's Account prior to the effective date of any termi-nation or modification of an election to participate in the Plan shall not be affected by such termination or modification and shall be distributed only in accordance with the terms of the Plan.

     (c) A Participant who has filed a termination of election to participate in the Plan may thereafter file another written notice with the Secretary of the Company electing to participate for any calendar quarter commencing after the filing of such election and subsequent calendar quarters during which he or she is an Eligible Director.

3.   The Participant's Account
     (a) All deferred Fees shall be credited to the Participant's Account as of the date such Fees would otherwise have been paid. Each Participant's Account shall consist of two subaccounts. One subaccount, which shall bear interest as provided in paragraph 3(c) hereof, shall be designated the "Cash Account." The other subaccount, which shall be valued as if invested in shares of the Company's Common Stock, $5 par value per share ("Shares"), as provided in paragraph 3(d) hereof, shall be designated the "Phantom Share Unit Account." An Eligible Director's election to participate in the Plan shall specify that his or her deferred Fees shall be credited (i) 100% to the Cash Account, (ii) 100% to the Phantom Share Unit Account or (iii) 50% to the Cash Account and 50% to the Phantom Share Unit Account (the "Deferred Fee Allocation"); provided, however, that a Participant in the Plan at August 15, 1996, who has not filed an election prior to the commencement of the calendar quarter on July 1, 1996 specifying the Deferred Fee Allocation, shall be deemed to have elected crediting of deferred Fees 100% to the Cash Account. An Eligible Director's Deferred Fee Allocation shall apply, in any calendar quarter in which such Deferred Fee Allocation is in effect, to deferred Fees that are otherwise payable during the entire calendar quarter; provided, however, that a Deferred Fee Alloca-tion filed prior to July 1, 1996 electing to have deferred Fees credited 100% or 50% to the Phantom Share Unit Account shall apply, during the calendar quarter beginning July 1, 1996, only to deferred Fees otherwise payable on or after August 15, 1996; deferred Fees otherwise payable between July 1, 1996 and August 14, 1996 will be credited 100% to the Cash Account. Any modifica-tion of a Deferred Fee Allocation shall be made in a written modi-fication notice provided for in, and shall become effective in accordance with, paragraph 2(b) hereof.

     (b) The balance, if any, credited to a Participant's Account as of the close of business on August 14, 1996 shall be recorded in the Cash Account as of August 15, 1996 and shall thereafter be considered for all purposes of the Plan to be a part of the Cash Account. The opening balance of the Phantom Share Unit Account as of August 15, 1996 shall be zero. Deferred Fees that have been credited to the Cash Account (including any interest credited under paragraph 3(c) hereof) may not be reallocated or switched to the Phantom Share Unit Account, and deferred Fees that have been credited as units denominated in Shares ("Phantom Share Units") in the Phantom Share Unit Account (including any additional Phantom Share Units credited under paragraph 3(d) hereof) may not be re-allocated or switched to the Cash Account.

     (c) Interest shall be credited on the deferred Fees credited to a Cash Account, commencing on the date such Fees would other-wise have been paid and continuing through the date of distribu-tion, at a rate per annum equivalent to the Company's allowable rate of return in effect from time to time as set by the Public Service Commission of the State of New York. Amounts so determined shall be credited to the Cash Account as of the close of such calendar quarter, based on the daily balances of the Cash Account during such quarter; provided, however, that, with respect to any final distribution from a Cash Account not made as of the close of a calendar quarter, interest shall be credited to the Cash Account as of the date of distribution, based on the daily balances of the Cash Account for such final calendar quarter.

     (d) Deferred Fees credited to a Phantom Share Unit Account shall be deemed invested in Phantom Share Units as of the date such Fees would otherwise have been paid. Such deferred Fees shall be deemed to be invested in such number of Phantom Share Units which results from dividing the dollar amount of such Fees by the Fair Market Value (as hereinafter defined) of a Share at the date such Fees would otherwise have been paid and, for purposes of such Phantom Share Unit Account, thereafter shall be reflected as a number of Phantom Share Units and not as a dollar amount. The number of Phantom Share Units credited to the Phantom Share Unit Account shall for all purposes be calculated to not less than three decimal places.

          (1) If the Company declares and pays a dividend or distribution in the form of cash or property other than Shares in respect of Shares, then a number of additional Phantom Share Units shall be credited to the Phantom Share Unit Account as of the payment date for such dividend or distribution equal to (i) the number of Phantom Share Units credited to such Account as of the record date for such dividend or distribution, multiplied by (ii) the amount of cash plus the Fair Market Value of any property other than Shares actually paid as a dividend or distribution on each Share at such payment date, divided by (iii) the Fair Market Value of a Share at such payment date.

          (2) If the Company declares and pays a dividend or distribution in the form of additional Shares payable in respect of Shares, or there occurs a forward stock split of Shares, then a number of additional Phantom Share Units shall be credited to the Phantom Share Unit Account as of the pay-ment date for such dividend or distribution or forward stock split equal to (i) the number of Phantom Share Units credited to such Account as of the record date for such dividend or distribution or split multiplied by (ii) the number of addi-tional Shares actually paid as a dividend or distribution or issued in such split on each Share.

          (3) The number of Phantom Share Units credited to a Phantom Share Unit Account shall be appropriately adjusted to reflect any changes in the number of outstanding Shares of stock resulting from reverse stock splits, recapitalizations, reorganizations or other extraordinary transactions. If, as a result of a merger, consolidation, share exchange, recapi-talization, reorganization or other extraordinary transac-tion, Shares cease to be a class of outstanding securities, each Phantom Share Unit shall be deemed to be invested in the aggregate type and amount of consideration received for one Share in the transaction or series of transactions by which Shares ceased to be a class of outstanding securities.

          (4) In the case of Shares, "Fair Market Value" as of a given date shall mean the average of the high and the low sales prices of a Share reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table) for such date or, if no such prices were reported for such date, for the most recent trading day prior to such date for which such prices were reported. In the case of property other than Shares, "Fair Market Value" as of a given date shall be determined in good faith by the Secretary of the Company.

4.   Distribution From the Participant's Account

     (a) Distributions under the Plan shall be made solely in cash. In the case of a distribution relating to a Cash Account, cash shall be distributed based on the balance credited to such Account at the date of distribution. In the case of a distri-bution relating to a Phantom Share Unit Account, cash shall be distributed based upon the Full Settlement Value (as hereinafter defined) of the Phantom Share Unit Account or the Rule 16b-3 Limited Settlement Value (as hereinafter defined) of the Phantom Share Unit Account as of the date of distribution (the "Settlement Value"). For purposes of the Plan, the "Full Settlement Value" as of a given distribution date shall mean the number of Phantom Share Units then credited to the Phantom Share Unit Account multiplied by the Fair Market Value of a Share at that date, and the "Rule 16b-3 Limited Settlement Value" as of a given distribution date shall mean the number of Phantom Share Units originally credited to the Phantom Share Unit Account more than six months before such distribution date plus any additional Phantom Share Units credited at any time under paragraph 3(d) hereof in respect of such originally credited Phantom Share Units and such previously credited additional Phantom Share Units then credited to the Phantom Share Unit Account multiplied by the Fair Market Value of a Share at that date.

     (b) At the time of an election to participate in the Plan under paragraph 2(b) hereof, a Participant shall also make a written election with respect to the post-termination distribution of amounts credited to the Participant's Account (an "Initial Election"). A Participant may elect to receive such distribution in one lump-sum payment or in some other number of ratable annual installments (not exceeding 10). The lump-sum payment or the first installment, as elected by the Participant, shall be dis-tributed as of the following date, as elected by the Participant:
 (i) the later of the first business day of the calendar year immediately following the year in which such Participant ceases to be a Director or the date six months and one day following the date such Participant ceases to be a Director; or (ii) the first business day of such later calendar year as such Participant shall have elected. Subsequent installments, if any, shall be dis-tributed as of the first business day of each succeeding calendar year until the entire amount credited to the Participant's Account shall have been distributed. The "ratable" amount distributable in any given installment shall equal the sum of the balance of the Cash Account plus the Full Settlement Value of the Phantom Share Unit Account divided by the number of installments (including the given installment) remaining to be distributed.

     (c) A Participant may, while a Director, at any time modify any Initial Election or prior modification of an election with re-spect to the distribution of amounts credited or to be credited to the Participant's Account. The Participant's modification may re-late to distributions of amounts to be credited with respect to services as an Eligible Director in calendar quarters that com-mence after the effective date of such modification, including amounts to be credited to the Cash Account or the Phantom Share Unit Account, and/or to distributions of amounts credited with respect to services as an Eligible Director in calendar quarters that commenced prior to the effective date of such modification ("Prior Service Amounts," which includes any interest and addi-tional Phantom Share Units credited thereon); provided, however, that any modification with respect to Prior Service Amounts may only provide for the further deferral of such Prior Service Amounts. In the event that a Participant has made more than one modification of his or her distribution election with respect to specific amounts credited or to be credited to his or her Parti-cipant's Account, the most recent such modification shall control the distribution of such amounts. Any modification of a distri-bution election shall become effective as of the close of the calendar quarter in which such notice of modification is given.

     (d) Notwithstanding the terms of any Initial Election or modification thereof made pursuant to paragraphs 4(b) and (c) hereof, if a Participant becomes employed by any governmental agency having jurisdiction over the activities of the Company or any of its subsidiaries, then the Company shall distribute to such Participant, in a single lump-sum cash payment, as soon as practicable after the commencement of such employment, the entire amount credited to the Participant's Cash Account and the entire amount equal to the Full Settlement Value of the Participant's Phantom Share Unit Account as of the date of distribution; provided, however, that such distribution shall not be made until such time as the distribution will not cause the Participant to incur short-swing profits liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (e) If a Participant should die before payment in full of the entire amount credited to his or her Participant's Account, the Company shall distribute to such Participant's Beneficiary (as hereinafter defined), in a single lump-sum cash payment, as of the later of the first business day of the calendar year immediately following the year of death or the date six months and one day following the date such Participant ceased to be a Director (whether due to death or otherwise), the entire amount remaining credited to the Participant's Cash Account and an amount equal to the Settlement Value of the Participant's Phantom Share Unit Account as of the date of distribution.

     (f) Notwithstanding the terms of any election with respect to the distribution of amounts credited to the Participant's Account or modification thereof made by a Participant hereunder, the Secretary of the Company may, in his or her sole discretion, permit the distribution in the form of a withdrawal of all or a portion of (i) the amount credited to the Participant's Cash Account and (ii) the amount equal to the Rule 16b-3 Limited Settlement Value of the Participant's Phantom Share Unit Account if, upon the request of the Participant or the Participant's representative, or following the death of the Participant upon the request of the Participant's Beneficiary or such Beneficiary's representative, the Secretary determines that the Participant or Beneficiary, as the case may be, is confronted with an unfore-seeable emergency. For this purpose, an unforeseeable emergency is an unanticipated emergency caused by an event that is beyond the control of the Participant or Beneficiary and that would result in severe financial hardship to the Participant or Beneficiary if an early hardship withdrawal were not permitted. The Participant or Beneficiary shall provide to the Secretary such evidence as the Secretary may require to demonstrate that such emergency exists and financial hardship would occur if the with-drawal were not permitted. Any such withdrawal under this para-graph shall be limited to the amount necessary to meet the emergency.

     (g) The Company shall deduct from the distributions to be made from a Participant's Account any Federal, State or local withholding or other taxes or charge which the Company is from time to time required to deduct under applicable law.

5.   Designation of Beneficiaries

     Each Participant may file with the Secretary of the Company a written designation of one or more persons as the beneficiary who, from and after the death of the Participant, shall have the rights of the Participant under the Plan (the "Beneficiary"). A Partic-ipant may at any time and from time to time revoke or change the Participant's Beneficiary designation without the consent of any previously designated Beneficiary by filing a new designation with the Secretary of the Company. The last such designation received by the Secretary of the Company shall be controlling; provided, how-ever, that no designation or revocation or change thereof shall be effective unless received by the Secretary of the Company prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no such Beneficiary designa-tion is in effect at the time of a Participant's death, or if no Beneficiary survives the Participant, or if such designation conflicts with law, the Participant's estate shall be the Benefi-ciary entitled to receive the amount, if any, distributable under the Plan upon the death of the Participant. If the Secretary of the Company is in doubt as to the right of any person to receive such amount, the Company may delay the distribution of such amount (which shall remain credited to the Participant's Account) until the Secretary determines the rights thereto, or the Company may distribute such amount into any New York State or Federal Court of appropriate jurisdiction and such distribution shall be a complete discharge of the liability of the Company therefor.

6.   Miscellaneous

     (a) Neither a Participant nor any Beneficiary shall have the right to, directly or indirectly, alienate, assign, transfer, pledge, anticipate or encumber (except by reason of death) any amount that is or may be distributable hereunder, nor shall any such amount be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Participant or any Beneficiary or to the debts, contracts, liabilities, engagements or torts of the Participant or any Beneficiary or transfer by operation of law in the event of bankruptcy or insolvency of the Participant or any Beneficiary, or any legal process.

     (b) All distributions provided for under the Plan shall be made by check from the general funds of the Company within 10 business days following the date of distribution as provided in the Plan; provided, however, that such distributions shall be reduced by the amount of any payments made to the Participant or his or her Beneficiary from any trust or special or separate fund established by the Company to assure such payments. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, no Participant or Beneficiary shall have any right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind between the Company and any person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

     (c) Copies of the Plan and any and all amendments thereto shall be made available at all reasonable times at the office of the Secretary of the Company to all Participants and Benefi-ciaries.

     (d) The Plan shall be administered by the Secretary of the Company who shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof.
 The Secretary's interpretations and constructions of the Plan, and the actions taken thereunder by the Secretary, shall, except as otherwise determined by the Board of Directors of the Company, be binding and conclusive on all persons for all purposes.

     (e) The Board of Directors may at any time amend or termi-nate the Plan. No amendment or termination of the Plan shall impair the rights of any person with respect to amounts then in the Participant's Account.

     (f) The Company, its officers and its Board of Directors shall have the right to rely upon a written opinion of legal counsel, which may be independent legal counsel or legal counsel regularly employed by the Company, if any question should arise as to any distribution from a Participant's Account or any obligation under the Plan.

     (g) Each Participant or his or her Beneficiary shall receive an annual statement indicating the amount credited to the Partic-ipant's Account as of the close of the preceding calendar year.

     (h) All elections, designations, requests, notices, instruc-tions and other communications from a Participant, Beneficiary or other person to the Secretary of the Company required or permitted under the Plan shall be in such form as is prescribed from time to time by the Secretary and shall be mailed by first class mail or delivered to such location as shall be specified by the Secretary.

     (i) It is the intent of the Company that the crediting of Phantom Share Units to the Phantom Share Unit Account of a Partic-ipant who is then subject to Section 16 of the Exchange Act with respect to the Company shall be exempt from Section 16(b) liabil-ity under Rule 16b-3(d) under the Exchange Act (effective August 15, 1996 and as in effect thereafter), and that distributions of amounts from such a Participant's Phantom Share Unit Account shall be exempt under Rule 16b-3(e) or (f), or such other exemptions from Section 16(b) liability as may be available at the time. Accordingly, the Plan shall be construed in a manner consistent with the applicable requirements of Rule 16b-3 necessary to ensure that each such transaction is exempt, and, if any provision of the Plan does not comply with any such applicable requirement, then such provision shall be construed or deemed amended to the extent necessary to conform to such applicable requirement. In further-ance thereof, any distribution of the Settlement Value of a Participant's Phantom Share Unit Account shall be deemed to be a disposition to the Company of the Phantom Share Units earliest credited to such Phantom Share Unit Account and not previously deemed disposed of in a prior distribution.

     (j) The terms of the Plan shall be binding upon the Company and its successors and assigns.

     (k) All disputes and controversies arising out of or re-lating to the Plan shall be settled exclusively by arbitration in New York, New York in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any State or Federal Court sitting in the State of New York having jurisdiction thereof. Notwith-standing any provision of the Plan to the contrary, Participants and Beneficiaries shall be entitled to seek in any State or Federal Court sitting in the State of New York having jurisdic-tion thereof specific performance of their respective rights to receive distributions provided for in the Plan during the pendency of any such dispute or controversy arising out of or relating to the Plan.

     (l) The Plan shall be governed by and construed in accord-ance with the laws of the State of New York, as from time to time in effect, without regard to the conflicts of law rules thereof, and applicable Federal law. Each Participant and his or her Beneficiary and any other person claiming from or through them irrevocably submit to the exclusive jurisdiction of any State or Federal Court sitting in the State of New York over any suit, action or proceeding arising out of or relating to the Plan, and such persons agree and consent that, to the extent provided for under applicable law, all service of process in any such suit, action or proceeding in any State or Federal Court sitting in the State of New York may be made by certified or registered mail, return receipt requested, directed to him or her at the address indicated in the records of the Company, unless the Company is otherwise notified in writing of a new address, and service so made shall be complete 10 days after the same shall have been so mailed.

7.   Change in Control; Potential Change in Control

     (a) A Participant shall be deemed to have irrevocably elected the distribution of his or her Participant's Account in the event of the occurrence of a Change in Control (as hereinafter defined) or a Potential Change in Control (as hereinafter de-fined), as specified in this paragraph 7(a). Notwithstanding anything else herein to the contrary, in the event of the occurrence of a Change in Control or a Potential Change in Con-trol, each Participant or his or her Beneficiary shall have the right to receive, and shall be paid, as soon as practicable after such Change in Control or Potential Change in Control, a lump-sum cash distribution equal to (i) the entire unpaid balance of the Participant's Cash Account as of the date of distribution (includ-ing interest credited through the date of such distribution in accordance with paragraph 3(c) hereof) plus (ii) a lump-sum cash distribution equal to the Rule 16b-3 Limited Settlement Value of the Participant's Phantom Share Unit Account as of the date immedi-ately preceding the Change in Control or the Potential Change in Control. In addition, if any Phantom Share Units remain credited to the Participant's Phantom Share Unit Account after such dis-tribution, such Participant or his or her Beneficiary shall have the right to receive, and shall be paid, on the date (the "Second Settlement Date") six months and one day following the date Phan-tom Share Units were last previously credited to such Phantom
Share Unit Account upon a deferral of Fees, a lump-sum cash dis-tribution equal to the Full Settlement Value of the Participant's Phantom Share Unit Account as of the Second Settlement Date. Notwithstanding anything else herein to the contrary, Fees which are otherwise payable to an Eligible Director in the calendar quarter in which a Change in Control or Potential Change in Control occurs after the date the Change in Control or Potential Change in Control has occurred may not be deferred under the Plan, and Fees otherwise payable in subsequent calendar quarters may not be deferred under the Plan unless an Eligible Director has filed, after the occurrence of the Change in Control or Potential Change in Control, a new election to participate in the Plan in accor-dance with paragraph 2 hereof.

     (b) A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

          (i) any Person (as hereinafter defined) is or becomes the Beneficial Owner (as hereinafter defined), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securi-ties acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then-outstanding Shares or the combined voting power of the Company's then-outstanding securities; or

          (ii) the following individuals cease for any reason to constitute a majority of the number of Directors then serv-ing: individuals who, on August 15, 1996, constitute the Board of Directors of the Company and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange
     Act)) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors on August 15, 1996 or whose appointment, election or nomination for election was previously so approved; or

          (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or approve the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fidu-ciary holding securities under an employee benefit plan of the Company, at least 65% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then-outstanding Shares or the combined voting power of the Company's then-outstanding securities; or

          (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantial-ly all of the Company's assets to an entity, at least 65% of the combined voting power of the voting securities of which are owned by Persons in substantially the same pro-portions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substan-tially all of the assets of the Company immediately following such transaction or series of transactions.

     (c) "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

          (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

          (ii) the Company or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

          (iii) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of either the then-outstanding Shares or the combined voting power of the Company's then-outstanding securities; or

          (iv) the Board of Directors adopts a resolution to the effect that, for purposes of any severance agreement to which the Company is a party, a Potential Change in Control has occurred.

     (d) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

     (e) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its affiliates (as defined in Rule 12b-2 prom-ulgated under the Exchange Act), (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their own-ership of stock of the Company.